EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with  the Quarterly Report of Gateway Distributors, Ltd., a
Nevada corporation (the "Company"), on Form 10-QSB for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard A. Bailey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated:  May 17, 2004.

                                         By  /s/  Richard  A.  Bailey
                                           -------------------------------------
                                           Richard  A.  Bailey,
                                           Chief  Financial  Officer  of
                                           Gateway  Distributors,  Ltd.